UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 7, 2025

ConnectM Technology Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-41389 (Commission File Number)	87-2898342 (I.R.S. Employer Identification Number)

2 Mount Royal Avenue, Suite 550 Marlborough, Massachusetts (Address of principal executive offices)	01752 (Zip code)

617-395-1333
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant

(a) Resignation of Independent Registered Public Accounting Firm

On August 7, 2025, Adeptus Partners, LLC (“Adeptus”) resigned as the independent registered public accounting firm to ConnectM Technology Solutions, Inc.

The audit reports of Adeptus for the fiscal years ended December 31, 2024 and 2023 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the reports included an explanatory paragraph relating to substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s fiscal years ended December 31, 2024 and 2023, and the subsequent interim period through August 7, 2025, there were no disagreements (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and related instructions) between the Company and Adeptus on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Adeptus, would have caused Adeptus to make reference to the subject matter of the disagreements in connection with Adeptus’s reports on the Company’s financial statements for such periods.

During the Company’s fiscal years ended December 31, 2024 and 2023, and the subsequent interim period through August 7, 2025, the only “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K) were Adeptus’s communications to the Company of the material weakness in disclosure controls and procedures disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 (the “2024 Form 10-K”) and in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 (the “2023 Form 10-K”), and the material weaknesses in internal control over financial reporting disclosed in the 2024 Form 10-K and the 2023 Form 10-K. Descriptions of the foregoing material weaknesses in Part II, Item 9A. “Controls and Procedures” in the 2024 Form 10-K and the 2023 Form 10-K are incorporated herein by reference.

The Company provided Adeptus with a copy of this Current Report on Form 8-K prior to its filing with the SEC and requested that Adeptus furnish the Company with a letter addressed to the SEC stating whether Adeptus agrees with the statements made by the Company in this Current Report on Form 8-K and, if not, stating the respects, if any, in which Adeptus does not agree with such statements. A copy of the letter from Adeptus is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm

On August 8, 2025, the Audit Committee approved the engagement of KNAV CPA LLP (“KNAV”), effective as of August 8, 2025, as the Company’s new independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2025.

During the Company’s two most recent fiscal years and the subsequent interim period through August 8, 2025, neither the Company, nor anyone acting on its behalf, consulted KNAV regarding (A) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company by KNAV that KNAV concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (B) any matter that was either (i) the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act), or (ii) a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter of Adeptus Partners, LLC, dated August 8, 2025.
104	Cover Page Interactive Data File. (Embedded within the Inline XBRL document.)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 11, 2025

ConnectM Technology Solutions, Inc.

By:	/s/ Bhaskar Panigrahi
Name:	Bhaskar Panigrahi
Title:	Chief Executive Officer

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